FFTW FUNDS, INC.
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000
                        SUPPLEMENT DATED MARCH 15, 2001

AS OF FEBRUARY 27, 2001, THE FOLLOWING INFORMATION REPLACED SIMILAR INFORMATION FOUND UNDER THE HEADING "SUPPLEMENTAL INVESTMENT INFORMATION - SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS - LOAN PARTICIPATIONS" ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION:

LOAN PARTICIPATIONS AND ASSIGNMENTS: A loan participation and assignment is an interest in fixed and floating rate loans ("Loans") arranged through private negotiations between an entity whose securities a Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

AS OF FEBRUARY 27, 2001, THE FOLLOWING INFORMATION REPLACED SIMILAR INFORMATION FOUND UNDER THE HEADING "SUPPLEMENTAL INVESTMENT INFORMATION - SUPPLEMENTAL DISCUSSION OF RISKS - LOAN PARTICIPATIONS" ON PAGE 23 OF THE STATEMENT OF ADDITIONAL INFORMATION:

LOAN PARTICIPATIONS AND ASSIGNMENTS: Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. It may be necessary under the terms of a Participation for a Portfolio to assert through the Lender, such rights as may exist against the Borrower should the Borrower fail to pay principal and interest when due or otherwise default on the Loan. As a result, a Portfolio could be subject to delays, expenses and risks which are greater than those which would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the Borrower. In the event of bankruptcy or insolvency of a Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. In the event of the bankruptcy or insolvency of the Borrower, the Loan underlying a Participation might be subject to certain defenses that can be asserted by the Borrower as a result of improper conduct by the Lender.

In the event market prices are not readily available, Assignments and Participations will be valued at their fair value, as determined in accordance with procedures adopted by the Fund's Board of Directors.